Derivatives	12 Months Ended
Dec. 31, 2012
Derivatives

Note 11—Derivatives

We are currently exposed to market risk from changes in interest rates. From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and to meet our debt covenant requirements. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.

During 2011, we entered into four interest rate swaps to reduce the variability of future cash flows in the interest payments for the variable-rate debt under the Project Facilities Agreement. We designated the interest rate swaps as cash flow hedges for accounting purposes. The interest rate swaps pay a fixed rate of interest and receive LIBOR. The fixed interest rate swap rates are 1.83%, 1.87%, 1.6% and 2.39% for the Bora Term Loan, Scirocco Term Loan, Mistral Term Loan and Santa Ana Term Loan, respectively. As of December 31, 2012, the notional amounts of the Bora, Scirocco, Mistral and Santa Ana interest rate swaps were $350.0 million, $316.7 million, $331.3 million and $387.5 million, respectively. The notional amounts of the interest rate swaps amortize quarterly and will expire on October 31, 2015.

On December 28, 2012, management de-designated a portion of the Bora, Scirocco, Mistral and Santa Ana interest rate swaps from hedge accounting due to the change in payment frequency of principal payments resulting from the Second Amendment Agreement to the Project Facilities Agreement. Subsequent to de-designation, we account for the de-designated portion of the interest rate swaps on a mark-to-market basis, with both realized and unrealized gains and losses on the de-designated portion recorded currently in earnings in interest expense in the Consolidated Statements of Operations. As a result of the de-designation, $2.8 million of accumulated other comprehensive income associated with the de-designated portion of the interest rate swap was reclassified into interest expense.

The table below provides data about the fair values of derivatives that are designated as hedge instruments as of December 31, 2012 and 2011:

Derivatives designated as hedging instruments	Derivative liabilities Balance sheet location	December 31,
		2012	2011
		(In thousands)
Short-term—Interest rate swaps	Derivative liabilities, current	$17,017	$20,466
Long-term—Interest rate swaps	Other long-term liabilities	$27,437	$30,769

Total		$44,454	$51,235

As of December 31, 2012, the estimated amount of net losses associated with derivative instruments that would be reclassified to earnings during the next twelve months is $18.5 million.

The table below provides data about the fair values of derivatives that are not designated as hedge instruments as of December 31, 2012 and 2011:

Derivatives not designated as hedging instruments	Derivative liabilities Balance sheet location	December 31,
		2012	2011
		(In thousands)
Short-term—Interest rate swaps	Derivative liabilities, current	$978	$—
Long-term—Interest rate swaps	Other long-term liabilities	$1,574	$—

Total		$2,552	$—

The following table summarizes the cash flow hedge gains and losses for the years ended December 31, 2012, 2011 and 2010:

Derivatives in cash flow hedging relationships	Amount of income (loss) recognized in equity for the year ended December 31,			Amount of loss reclassified from accumulated OCI into income for the year ended December 31,			Amount recognized in income (ineffective portion and amount excluded from effectiveness testing) for the year ended December 31,
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	(In thousands)
Interest rate swaps	$1,868	$(60,284)	$—	$24,419	$1,802	$—	$—	$—	$—

For the de-designated portion of the interest rate swaps not in a cash flow hedge relationship, gains and losses recorded from December 28, 2012 to December 31, 2012 were immaterial.